PACE® Select Advisors Trust

Summary Prospectus Supplement | August 1, 2022

Supplement to the summary prospectus relating to Class A and Class Y shares (the "Summary Prospectus"), dated November 26, 2021.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"). At the recommendation of UBS Asset Management (Americas) Inc., the fund's manager, the Board of Trustees of the Trust recently approved lower expense caps for the fund, effective as of August 1, 2022.

Effective immediately, the Summary Prospectus is hereby revised as follows:

The section captioned "Annual fund operating expenses" on page 1 of the Summary Prospectus is revised by replacing the table and footnotes in their entirety with the following:

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

		Class A		Class Y
Management fees		1.30%		1.30%
Distribution and/or service (12b-1) fees		0.25		None
Other expenses		1.38		1.38
Miscellaneous expenses (includes administration fee of 0.10%)	0.45		0.44
Dividend expense, borrowing costs and related interest expense attributable to securities sold short[1]	0.93		0.94
Acquired fund fees and expenses[2]		0.08		0.08
Total annual fund operating expenses		3.01		2.76
Management fee waiver/expense reimbursements[3]		0.17		0.16
Total annual fund operating expenses after fee waiver and/or expense reimbursements[3]		2.84		2.60

1  "Dividend expense, borrowing costs and related interest expense attributable to securities sold short" are based on estimated amounts for the current fiscal year.

ZS-1187

2  These "Acquired fund fees and expenses" are based on estimated amounts for the current fiscal year. Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

3  The fund and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated: (1) to waive its management fees through November 30, 2022 to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures; and (2) waive its management fees and/or reimburse expenses so that the fund's ordinary total operating expenses of each class through November 30, 2023 (excluding, as applicable, (i) dividend expense, borrowing costs, and interest expense relating to short sales, and (ii) expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions, expenses related to shareholders' meetings, and extraordinary expenses) would not exceed, prior to August 1, 2022, 1.88% for Class A and 1.63% for Class Y. Effective August 1, 2022, the expense caps are 1.83% for Class A and 1.58% for Class Y. The fund has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the class expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the fund's board at any time and also will terminate automatically upon the expiration or termination of the fund's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

The section captioned "Example" on page 2 of the Summary Prospectus is revised by replacing the table in its entirety with the following:

	1 year	3 years	5 years	10 years
Class A	$826	$1,419	$2,035	$3,686
Class Y	263	841	1,445	3,078

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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